SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 14a-12
WHITE ELECTRONIC DESIGNS CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING RIGHTS AND SOLICITATION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES
PROPOSAL 3 APPROVAL OF THE WHITE ELECTRONIC DESIGNS CORPORATION 2006 DIRECTOR RESTRICTED STOCK PLAN
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PRICE PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP BY MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
APPENDIX A

WHITE ELECTRONIC DESIGNS CORPORATION
3601 East University Drive
Phoenix, Arizona 85034
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on March 24, 2006
To the Shareholders of White Electronic Designs Corporation:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of White Electronic Designs Corporation, an Indiana corporation (“Corporation”), will be held at the headquarters of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on March 24, 2006, at 11:00 A.M., Mountain Standard time, for the following purposes:

1. To elect six directors of the Corporation;

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Corporation and its subsidiaries for the fiscal year ending September 30, 2006;

3. To approve the White Electronic Designs Corporation 2006 Director Restricted Stock Plan; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.
      The Board of Directors has fixed the close of business on January 19, 2006, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting, or any adjournments thereof. We cordially invite you to attend the Annual Meeting.

By Order of the Board of Directors;

ROGER A. DERSE
Secretary
Phoenix, Arizona
January 24, 2006
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO VOTE YOUR PROXY PROMPTLY BY MAIL, TELEPHONE OR INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

WHITE ELECTRONIC DESIGNS CORPORATION
3601 E. University Drive
Phoenix, Arizona 85034
PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
March 24, 2006
      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of White Electronic Designs Corporation, an Indiana corporation (“Corporation”), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on March 24, 2006, at 11:00 A.M., Mountain Standard time, and at any adjournments of the Annual Meeting, as described in the accompanying Notice of Annual Meeting of Shareholders. These proxy materials were first mailed on or about January 24, 2006 to all of the Corporation’s shareholders entitled to vote at the Annual Meeting of Shareholders.
VOTING RIGHTS AND SOLICITATION
Voting
      The Board has fixed the close of business on January 19, 2006 as the record date for the determination of shareholders who are entitled to notice of and to vote at the Annual Meeting. On the record date, there were approximately 24,491,589 outstanding shares of the Corporation’s Common Stock, stated value $0.10 per share (“Common Stock”). Each shareholder of record on January 19, 2006 is entitled to one vote for each share of Common Stock held by such shareholder on that date. A majority of the outstanding shares of the Common Stock must be present or represented by proxy at the Annual Meeting in order to have a quorum. Directors of the Corporation are elected by a plurality of the votes cast by the shares present in person or by proxy at the Annual Meeting and entitled to vote. For any other matter that may properly come before the Annual Meeting, approval is obtained if the votes cast in favor exceed the votes cast in opposition.
      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting. The Inspector of Elections will determine whether or not a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered broker non-votes and will not be counted as either votes for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on any matter voted upon at the Annual Meeting.
Methods of Voting
      All shareholders of record may vote by sending their proxy cards by mail. Shareholders of record may also vote by telephone or Internet. Shareholders who hold their shares through a bank or broker may vote by telephone or Internet if their bank or broker offers those options.

•	By Mail: Shareholders of record may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

•	By Telephone or Internet: Shareholders of record may vote by using the toll-free number or Internet website address listed on the proxy card. Please see your proxy card for specific instructions. If you vote by telephone or internet, please DO NOT mail your proxy card.

Proxies
      Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited on behalf of the Corporation’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event that no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR the ratification of the Corporation’s independent registered public accounting firm (Proposal 2), FOR the approval of the 2006 Director Restricted Stock Plan (Proposal 3), and in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. The proxy may be revoked at any time before it is voted by (i) delivering written notice to the Secretary of the Corporation prior to the start of the Annual Meeting, (ii) duly executing and delivering a proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person.
Solicitation of Proxies
      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation may use the services of some of its officers and regular employees to solicit proxies personally and by telephone. Our officers and employees will receive no additional compensation for performing these services. The Corporation also will use its stock transfer agent, American Stock Transfer and Trust Corporation, to assist in the solicitation at an additional cost of approximately $15,000. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to the beneficial owners of shares that are registered in their names and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.
PROPOSAL 1
ELECTION OF DIRECTORS
      Six directors of the Corporation will be elected to the Board at the Annual Meeting. Each director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until the director’s successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the six persons who receive the largest number of the votes cast for the election of directors will be elected directors, assuming there is a quorum present. The Corporation’s Board of Directors is presently comprised of six members.
Nominees for Election as Directors
      If you sign and return your proxy card, and unless you instruct otherwise, the individuals named as proxies in the card will vote your shares for the election of the following persons as directors: Thomas M. Reahard, Hamid R. Shokrgozar, Thomas J. Toy, Edward A. White, Jack A. Henry, and Paul D. Quadros. Each of Messrs. Reahard, Shokrgozar, Toy, White, Henry and Quadros has previously been elected to the Board by the shareholders. The Board has no reason to believe that any of the nominees will be unavailable for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.
Business Experience
      Set forth below is background information concerning the nominees for election to the Board.

Name and Age	Biographical Information

Thomas M. Reahard (54)	Thomas M. Reahard has served on our Board since November 1995 and currently serves as the Lead Director and also as the Chairman of our Compensation Committee. Mr. Reahard has been the Chairman and Chief Executive Officer of Symmetry Software Corporation, a computer software development corporation, since 1984. Mr. Reahard holds a Bachelor of

Name and Age	Biographical Information

Science degree in Industrial Engineering from Cornell University and a Master of Science degree in Industrial Engineering from the University of Missouri.

Hamid R. Shokrgozar (45)	Hamid R. Shokrgozar has been our President and Chief Executive Officer since October 1998 and the Chairman of our Board since August 2000. Mr. Shokrgozar served as a Director and as President and Chief Executive Officer of Bowmar from January 1998 until the merger of Bowmar and EDI in October 1998. Mr. Shokrgozar served as President of White Microelectronics, the largest division of Bowmar, from June 1993 to December 1997 and as its Vice President of Engineering and Technology from July 1988 to June 1993. Mr. Shokrgozar also served as Chairman of the American Electronic Association (AEA), Arizona Council, during fiscal years 1999 and 2000. In addition, Mr. Shokrgozar holds a United States Patent for the invention of ‘Stacked Die Carrier Assembly.‘ Mr. Shokrgozar holds a Bachelor of Science degree in Electrical Engineering from California State University, Fullerton.

Thomas J. Toy (50)	Thomas J. Toy has served on our Board since October 1998 and currently serves as the Chairman of our Corporate Governance and Nominating Committee. Mr. Toy is also Managing Director of PacRim Venture Partners, a venture capital firm he co-founded in 1999, and Partner at SmartForest Ventures, also a venture capital firm. Previously, he was a Partner at Technology Funding, a venture capital firm he worked for from 1987 to 1999. Mr. Toy also serves as a director of UTStarcom, a manufacturer of wireless communications equipment, as well as several private companies. Mr. Toy holds a Bachelor of Arts degree and Master of Management degree from Northwestern University.

Edward A. White (78)	Edward A. White has served on our Board since we were founded as Bowmar in September 1951. Mr. White is currently the Vice Chairman of the Board. Mr. White previously served as Chairman of our Board from September 1983 to October 1998. Mr. White founded us in September 1951 and served as our President and Chief Executive Officer from June 1980 to May 1986. Mr. White holds a Bachelor of Science degree in Engineering from Tufts University.

Jack A. Henry (62)	Jack A. Henry has served on our Board since January 2004 and currently serves as the Chairman of our Audit Committee. He began his career with Arthur Andersen in 1966 and in 2000 retired as the managing partner of the Phoenix office and formed Sierra Blanca Ventures LLC, a private investment and advisory firm. Mr. Henry currently serves on the Board of Directors of Vodavi Technology, Inc., VistaCare, Inc., and two private concerns. Mr. Henry previously served on the Boards of Directors of Simula, Inc., SOS Staffing Services, Inc., and Tickets.com, all public-reporting companies. Mr. Henry currently serves as president of the Arizona Chapter of the National Association of Corporate Directors. Mr. Henry holds a Bachelor of Business Administration degree and Master of Business Administration degree from the University of Michigan.

Name and Age	Biographical Information

Paul D. Quadros (59)	Paul D. Quadros has served on our Board since January 2004. He is a co-founder and former Chairman of the Board of Corautus Genetics (NASDAQ:VEGF), a cardiovascular gene therapy company. In 1995, Mr. Quadros co-founded GenStar Therapeutics and served as its President and Chief Executive Officer through a milestone partnering agreement with Baxter Healthcare in 1998. Mr. Quadros also served as Chief Financial Officer of GenStar, a public-reporting company, from inception through 2003. Corautus was formed through the merger of GenStar with Vascular Genetics in 2003. Mr. Quadros served as the Chairman of GenStar from 1998 and of the merged company until 2004. From 1986 to 1995 Mr. Quadros was a General Partner of Technology Funding, a venture capital fund. While at Technology Funding, he assisted Crystallume, one of the companies that merged to form White Electronic Designs Corporation, with its IPO. He is currently a Managing Partner of Tenex Greenhouse Ventures Ltd., a venture capital fund. He also serves as a director of several private companies. Mr. Quadros was co-founder and served at various times from 1991-2001 as Chairman of the Board and Audit and Compensation Committee Chairman of Cardiac Science (NASDAQ: CSCX). Mr. Quadros holds a Bachelor of Arts degree in Finance from California State University, Fullerton and a Master of Business Administration degree from the Anderson School at the University of California, Los Angeles.

      THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE ABOVE NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.
Meetings and Committees of the Board
      The Board met six times during fiscal 2005. Each current director of the Corporation that was then a director attended at least 75 percent of the total number of meetings of the Board and each committee on which each director served during fiscal 2005. The Board of Directors has three standing committees, the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.
      The Audit Committee is responsible for reviewing the accounting principles, policies and practices followed by the Corporation in accounting for and reporting its financial results of operations, and for selecting and meeting with the Corporation’s independent registered public accounting firm. The Committee meets from time to time with members of the Corporation’s accounting staff and also, among other things, reviews the financial, investment and risk management policies followed by the Corporation in conducting its business activities; the Corporation’s annual financial statements; the Corporation’s internal financial controls; and the performance and compensation of the Corporation’s independent registered public accounting firm. The Audit Committee operates under a written Audit Committee Charter adopted by the Board. A copy of the Charter is available on our website at www.wedc.com. During fiscal 2005, the Audit Committee consisted of Mr. Jack A. Henry (Chairman), Mr. Thomas J. Toy and Mr. Paul D. Quadros. The Audit Committee met six times during fiscal 2005. The Board has determined that each member of the Audit Committee is independent as defined under applicable National Association of Securities Dealers’ (“NASD”) listing standards. In addition, Mr. Jack A. Henry and Mr. Paul D. Quadros serve as the Audit Committee financial experts, as defined by Securities and Exchange Commission (“SEC”) regulations and are considered independent under the NASD listing standards. The Audit Committee report is set forth below under the heading “Audit Committee Report.”
      The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Corporation’s executive officers and for administering all of the Corporation’s stock option plans. During fiscal 2005, the Compensation Committee consisted of Mr. Thomas M. Reahard (Chairman), Mr. Edward A. White and Mr. Paul D. Quadros, and met three times. The report of the Compensation Committee is set forth below under the heading “Report of the Compensation Committee.”
      The Corporate Governance and Nominating Committee is responsible for identifying qualified individuals to become members of the Board and recommending Board nominees and nominees for each of the Board’s committees, recommending to the Board corporate governance principals and practices, and leading the Board in an annual review of its performance and the performance of the Board’s committees. The Committee will consider director nominee recommendations by shareholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Corporation in accordance with the manner described for shareholder nominations below under the heading “Shareholder Proposals for 2007 Annual Meeting.” To be considered by the committee, each nominee, whether submitted by a shareholder or the Committee, must have a strong professional or other background with a reputation for integrity and responsibility. Each nominee must have experience relevant to the Corporation’s business in such areas (among others) as manufacturing, technology, research and development, finance or product marketing. The nominee must be able to commit sufficient time to appropriately prepare for, attend and participate in all Board and applicable Board committee meetings, as well as the annual meeting of shareholders, and must not have any conflicts of interest with the Corporation. The Corporate Governance and Nominating Committee will also require a certain number of director nominees to be independent as defined under the NASD listing standards, and that at least one member of the Audit Committee be a financial expert. The committee will seek recommendations from outside legal, accounting and other advisors in order to locate qualified nominees. All nominees, whether submitted by a shareholder or the Committee, will be evaluated in the same manner by the Committee, based upon their qualifications, experience, interpersonal and other relevant skills.

      The Corporate Governance and Nominating Committee was formed in November 2003, after the end of fiscal 2003. During the 2005 fiscal year, the Committee met one time. The Committee operates under a written Corporate Governance and Nominating Committee Charter adopted by the Board. A copy of the Charter is available on our website at www.wedc.com. The members of the Corporate Governance and Nominating Committee are Thomas J. Toy (Chairman), Thomas M. Reahard and Edward A. White. The Board has determined that each of the members of the Corporate Governance and Nominating Committee is independent as defined under applicable NASD listing standards.
Director Compensation
      For fiscal 2005, each of the directors of the Corporation who were not also officers of the Corporation were paid (i) $6,250 per quarter, (ii) $1,000 for each quarterly Board meeting attended, (iii) $500 for each committee meeting in excess of one hour in length and (iv) reimbursements for related expenses, except as follows. As Vice Chairman, Mr. White received (i) $13,250 per quarter, (ii) $1,000 for each quarterly Board meeting attended, (iii) $500 for each committee meeting in excess of one hour in length, (iv) $4,000 for supplemental medical benefits and (v) reimbursements for related expenses. As Audit Committee Chairman, Mr. Henry received (i) $9,250 per quarter, (ii) $1,000 for each quarterly Board meeting attended, (iii) $500 for each committee meeting in excess of one hour in length and (iv) reimbursements for related expenses. Each of the outside directors is granted options to acquire additional shares of Common Stock under the Corporation’s 2001 Directors Stock Plan at a price equal to 100% of the fair market value of the Common Stock as of the close of business on the date of grant upon their initial election to the Board. In addition, in March of fiscal 2005, options to acquire 15,000 shares were granted to each of the then serving directors. Under the Plan, each award of options vests in equal pro rata amounts over three years.
Shareholder Communications with Board
      The Board allows shareholders to send communications to the Board through its Corporate Governance and Nominating Committee. All such communications, except those related to shareholder proposals that are discussed below under the heading “Shareholder Proposals for 2007 Annual Meeting”, must be sent to the Chairman of the Corporate Governance and Nominating Committee at the Corporation’s offices at 3601 East University Drive, Phoenix, Arizona 85034. All Board members are strongly encouraged to attend the Annual Meeting of Shareholders. All Board members were present at the 2005 Annual Meeting of Shareholders.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
General
      The Board intends to reappoint the firm of PricewaterhouseCoopers LLP, independent registered public accounting firm, to be auditors of the Corporation and its subsidiaries for the fiscal year ending September 30, 2006. PricewaterhouseCoopers LLP served as auditors of the Corporation and its subsidiaries for the fiscal year ended October 1, 2005. Although not required to do so, the Board is submitting the appointment of PricewaterhouseCoopers LLP for ratification by shareholders in order to ascertain the views of the shareholders. If the appointment is not ratified, the Board will consider, but not necessarily select, other auditors. Ratification of the auditors requires approval by vote of a majority of the shares of Common Stock that are voted with respect to Proposal 2.
      Representatives of PricewaterhouseCoopers LLP are expected to be present at the shareholders’ meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. PricewaterhouseCoopers LLP has advised the Corporation that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, and it has had no connection with the Corporation or its subsidiaries in any capacity other than that of independent public accountants.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES
Audit Fees
      PricewaterhouseCoopers LLP has billed the Corporation $1,050,508, in the aggregate, for professional services rendered by PricewaterhouseCoopers LLP for the 2005 and 2004 fiscal years. Fiscal 2005 fees consisted of billings for the integrated audit of the Corporation’s consolidated financial statements and of its internal control over financial reporting and the reviews of the interim financial statements included in the Corporation’s quarterly reports. Fiscal 2004 fees consisted of billings for the Corporation’s consolidated financial statements and reviews of the interim financial statements included in the Corporation’s quarterly reports.
Audit-Related Fees
      During our 2005 and 2004 fiscal years, PricewaterhouseCoopers LLP has billed us $125,122, in the aggregate, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not reported under Audit Fees above. These services include employee benefit plan audits, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards, and for fiscal 2005 included professional services in connection with the Corporation’s preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
Tax Fees
      During our 2005 and 2004 fiscal years, PricewaterhouseCoopers LLP has billed us $484,920, in the aggregate, for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state and local tax compliance, tax audit defense, mergers and acquisitions, and tax planning.
All Other Fees
      During our 2005 fiscal year, PricewaterhouseCoopers LLP has billed us $2,595 for a software license for an accounting related research tool. We did not engage PricewaterhouseCoopers LLP to perform any other services during fiscal 2005 or 2004.
Summary of Fees Billed to the Corporation by PricewaterhouseCoopers LLP

	FY 2004	FY 2005

Audit Fees	$302,428	$748,080
Audit-Related Fees	4,333	120,789
Tax Fees	254,413	230,507
All Other Fees	—	2,595

Total Fees	$561,174	$1,101,971

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.
      The Audit Committee is responsible for reviewing and pre-approving both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to one or more designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee’s pre-approval policies and procedures are included within the Audit Committee Charter.
      The Audit Committee has determined that the provision of the foregoing services and the related fees are compatible with maintaining PricewaterhouseCoopers LLP’s independence from the Corporation. In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year beginning on October 2, 2005, the Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.
      THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE RETENTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PROPOSAL 3
APPROVAL OF THE WHITE ELECTRONIC DESIGNS CORPORATION
2006 DIRECTOR RESTRICTED STOCK PLAN
General
      The Board has adopted a new stock incentive plan entitled the “White Electronic Designs Corporation 2006 Director Restricted Stock Plan” (“Plan”) for non-employee Board members. The Plan will be effective as of the date of the Annual Meeting (“Effective Date”), subject to being approved by the Corporation’s shareholders. The Plan will terminate on the earliest of the tenth anniversary of the Effective Date or the date terminated by the Board.
      The Board believes that the Plan will promote the success, and enhance the value, of the Corporation by linking the personal interest of non-employee Board members to those of Corporation shareholders and by providing them with an incentive for outstanding performance.
      The Plan provides for the granting of restricted stock to non-employee Board members. The summary of the principal provisions of the Plan is set forth below. The summary is qualified by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.
Administration
      The Plan will be administered by a committee appointed by the Board. The Committee has the exclusive authority to administer the Plan in a manner consistent with the Plan’s provisions.
Eligibility
      Persons eligible to participate in the Plan include all non-employee Board members. As of January 19, 2006, there were five non-employee Board members. None of our current executive officers or employees is eligible to participate in the Plan.
Limitation on Awards and Shares Available
      Subject to certain adjustments, the Committee may grant an aggregate of 100,000 shares of Common Stock under the Plan, plus (i) the number of shares of Common Stock remaining available for grant pursuant to the Corporation’s 2001 Director Stock Plan, as amended, in effect immediately prior to the Effective Date of the Plan (“Prior Plan”), and (ii) the number of shares of Common Stock that were previously granted pursuant to Prior Plan and that either terminate, expire, or lapse for any reason after the Effective Date.
Awards
      The Plan provides for the automatic grant of restricted stock awards to non-employee directors. Each individual who, on or after the Effective Date, first becomes a non-employee director is entitled to receive a restricted stock award for 15,000 shares of stock. Beginning on the Effective Date and for each anniversary of the Effective Date, each individual who is a non-employee director on such relevant date, is entitled to receive a restricted stock award for 7,500 shares of stock.

      A restricted stock award is the grant of shares of the Corporation’s stock at a price determined by the Committee (including zero), that is nontransferable and is subject to substantial risk of forfeiture until specific conditions are met. During the period of restriction, participants holding shares of restricted stock may, if permitted by the Committee, have full voting and dividend rights with respect to those shares. The restrictions will lapse over a three-year period, with the restrictions on one-third of the stock lapsing after the first anniversary of the grant date and the restrictions on the remaining two-thirds lapsing monthly on a pro rata basis over the remaining two year period.
Plan Benefits
      The following table sets forth the number of shares of Common Stock that would have been received by all current directors who are not executive officers, as a group, if the Plan had been in effect during the Corporation’s 2005 fiscal year.

Group Name	Number of Shares

Non-Executive Director Group (five persons)	37,500
Amendment and Termination
      The Committee, with the Board’s approval, may terminate, amend, or modify the Plan at any time; provided, however, that shareholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule. In no event may an award be granted under the Plan on or after the tenth anniversary of the date the shareholders approve the Plan.
Federal Income Tax Consequences
      A participant receiving restricted stock will not recognize taxable income at the time of grant. At the time the restrictions lapse on restricted stock, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award (if any) and fair market value of the Common Stock received on the date of lapse of restriction. The Corporation will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.
Change in Control
      If a Change in Control of the Corporation occurs (as defined in the Plan), the Board in its discretion may provide that all restrictions on outstanding shares of stock subject to a restricted stock award will lapse.
Vote Required
      Adoption of the Plan requires approval by vote of a majority of the shares of Common Stock that vote on Proposal 3 at the Annual Meeting of Shareholders.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE WHITE ELECTRONIC DESIGNS CORPORATION 2006 DIRECTOR RESTRICTED STOCK PLAN.

EXECUTIVE COMPENSATION
      The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 2005, 2004 and 2003 fiscal years of those persons who were (i) the chief executive officer during fiscal 2005, and (ii) the other most highly compensated executive officers during fiscal 2005 whose salary and bonus exceeded $100,000 (the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards
	Annual
	Compensation			Securities
			Bonus	Underlying	All Other
Name and Principal Position	Year	Salary ($)	($)(1)	Options (#)(1)	Compensation($)

Hamid R. Shokrgozar	2005	500,000	150,000	150,000	62,039	(2)
President, Chief Executive Officer,	2004	450,000	50,000	—	56,136	(2)
Chairman of the Board	2003	450,000	—	—	62,471	(2)
Dante V. Tarantine	2005	216,000	50,000	50,000	21,469	(3)
Vice-President, Sales & Marketing	2004	198,462	20,000	—	13,535	(3)
	2003	160,000	70,000	—	13,082	(3)
Roger A. Derse	2005	189,000	45,000	10,000	10,850	(4)
Vice-President, Chief Financial Officer, Secretary, Treasurer	2004	88,617	8,000	50,000	4,379	(4)

1)	Bonuses were paid and stock options were awarded in accordance with the policy established by the Board and the Compensation Committee. See “Report of the Compensation Committee” elsewhere in this Proxy Statement.

2)	With respect to Mr. Shokrgozar, the amount consists of $31,342 in 2005, $26,091 in 2004 and $32,896 in 2003 of unused vacation payout; $18,196 in 2005, $18,196 in 2004 and $18,200 in 2003 for automobile allowance; $4,000 in 2005, 2004 and 2003 for supplemental medical payments; $7,000 in 2005, $6,500 in 2004 and $6,000 in 2003 for matching contribution payments to the 401(k) Plan; and $1,501 in 2005, $1,349 in 2004 and $1,375 in 2003 for life insurance premiums.

3)	With respect to Mr. Tarantine, the amount consists of $4,652 in 2005 of unused vacation payout; $10,200 in 2005, $8,400 in 2004 and $8,400 in 2003 for automobile allowance; $6,132 in 2005, $4,833 in 2004 and $4,410 in 2003 for matching contribution payments to the 401(k) Plan; and $485 in 2005, $302 in 2004 and $272 in 2003 for life insurance premiums.

4)	With respect to Mr. Derse, the amount consists of $10,200 in 2005 and $4,200 in 2004 for automobile allowance and $650 in 2005 and $179 in 2004 for life insurance premiums.
Option Grants in 2005
      In fiscal 2005, the Named Executive Officers were granted the following options.
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					?Potential Realizable ?Value
	Number of	Percent of			at Assumed Annual Rates
	Securities	Total Options	Exercise		of Stock Price ?Appreciation
	Underlying	Granted to	or Base		for Option Term
	Options	Employees in	Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Hamid R. Shokrgozar	150,000	46.2%	$6.45	12-15-14	$608,456	$1,541,946
Dante V. Tarantine	50,000	15.4%	$6.45	12-15-14	$202,819	$513,982
Roger A. Derse	10,000	3.1%	$6.45	12-15-14	$40,564	$102,796

      With respect to the options awarded, Mr. Shokrgozar’s options were immediately vested upon grant, while Messrs. Tarantine’s and Derse’s options became fully vested as of September 30, 2005 when the Corporation accelerated the vesting of all stock options, excluding options to non-employee directors, issued at an exercise price greater than $5.10 per share.
      The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the 2005 fiscal year and unexercised options held by them at the end of that fiscal year. The dollar value in the Value Realized column was calculated by determining the difference between the market value of the shares acquired on the exercise date less the exercise price paid for those shares, without regard to whether the Named Executive Officer held or sold the shares after exercise. The dollar value in the last column was calculated by determining the difference between the closing selling price of Common Stock on October 1, 2005, which was $5.10, less the exercise price payable per share. None of the Named Executive Officers received or exercised any stock appreciation rights during the 2005 fiscal year, and none of them held any stock appreciation rights at the end of that fiscal year.
AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

	Shares		Number of Securities	Value of Unexercised
	Acquired	Value	Underlying Unexercised	In-the-Money-Options at
	on Exercise	Realized	Options at Fiscal Year-End	Fiscal Year-End

Name			Exercisable/Unexercisable	Exercisable/Unexercisable

Hamid R. Shokrgozar	7,500	$23,775	956,500/ 0	$1,714,994/ $0
Dante V. Tarantine	4,000	$20,620	177,500/ 0	$306,488/ $0
Roger A. Derse	—	—	60,000/ 0	$0/ $0
REPORT OF THE COMPENSATION COMMITTEE
      The Compensation Committee is composed entirely of independent, non-employee members of the Board. The Committee reviews and approves each of the elements of the executive compensation program and periodically assesses the effectiveness and competitiveness of the program in total. In addition, the Committee administers the key provisions of the executive compensation program and reviews with the Board the compensation program for the Corporation’s executives. The Committee has furnished the following report on executive compensation.
Overview and Philosophy
      Our executive compensation program is primarily comprised of base salary, performance based bonuses and equity-based incentives in the form of stock option grants. The Committee retained, without change in fiscal 2005, other elements of executive compensation. These included health, life and disability insurance, an automobile allowance, matching 401(k) contributions and supplemental medical expense coverage.
      We believe that the interests of executive officers should be directly aligned with those of our shareholders. Our philosophy is to pay base salaries and bonuses to executives that enable us to attract, motivate and retain highly qualified executives and to motivate executives to achieve the Corporation’s business goals and recognize individual contributions. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as shareholders benefit from stock price appreciation. These grants are primarily designed to provide incentives for superior long-term future performance. The Corporation does not use a formula to weigh the various factors it considers in connection with executive compensation.
Base Salary
      Each executive officer receives a base salary which, when aggregated with their maximum incentive compensation, is intended to be competitive with similarly situated executives in similar industry positions. In determining salaries, we also take into account individual experience and performance and our specific needs. The Committee applied these subjective standards in determining the Chief Executive Officer’s compensation. The Board and the Committee reviewed and accepted the Chief Executive Officer’s recommendations regarding the compensation of the other executive officers.
Executive Bonuses
      The Corporation’s executive officers are eligible for an annual cash bonus. The Committee establishes individual and corporate performance objectives at the beginning of each year. Eligible executives are assigned target bonus levels. The corporate performance measures for bonus payments for fiscal year 2005 were based on the achievement of designated financial targets, major company goals and objectives, and individual contribution. Among other things, the Committee also considered the results of the audit of management’s assessment of the effectiveness of the Corporation’s internal control over financial reporting, as required to be reported for the first time in the Corporation’s Annual Report on Form 10-K for the Corporation’s 2005 fiscal year, in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
Equity-based Incentives
      We believe that it is important for our executive officers to have an equity stake in the Corporation. We make stock option grants to key executives from time to time. In awarding stock option grants, we review the level of grants to executives at other similarly situated companies, the awards granted to our other executives and the individual officer’s specific role at the Corporation. Mr. Shokrgozar received an award of 150,000 stock options in connection with his employment as our President and Chief Executive Officer. Mr. Tarantine received an award of 50,000 stock options in connection with his employment as our Vice-President, Sales & Marketing. Mr. Derse received an award of 10,000 stock options in connection with his employment as our Vice-President, Chief Financial Officer, Secretary and Treasurer.
Other Benefits
      Executive officers are eligible to participate in benefit programs designed for all full-time employees. These programs include medical, disability and life insurance, our employee stock purchase plan and a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended.
CEO Compensation Fiscal 2005
      Pursuant to his employment agreement with the Corporation, Mr. Shokrgozar was paid a base salary of $500,000 in fiscal 2005. Based on his performance in fiscal 2005, the Compensation Committee awarded Mr. Shokrgozar a discretionary cash bonus of $150,000. The Committee considers his base salary and bonus competitive and appropriate. In determining Mr. Shokrgozar’s compensation, the Compensation Committee reviewed both cash-based and equity-based elements and made an overall assessment of his role in the Corporation’s achieving strategic, operational and business goals. In evaluating Mr. Shokrgozar’s performance, the Committee considered his critical role in helping the Corporation achieve its financial targets and expanding and diversifying the Corporation’s product families and market segments. The passing of Section 404 of the Sarbanes-Oxley Act was also considered a critical milestone for the Corporation and was a key component of Mr. Shokrgozar’s performance.
Internal Revenue Code Section 162(m)
      In 1994, the Internal Revenue Code was amended to add a limitation on the tax deduction a publicly held corporation may take on compensation aggregating more than $1 million for selected executives in any given year. The law and related regulations are subject to numerous qualifications and exceptions. Gains realized on non-qualified stock options, or incentive stock options that are subject to a “disqualifying disposition,” are subject to the tax limitation unless they meet certain requirements. To date, we have not been subject to the deductibility limitation and our general policy is to structure our equity based compensation to comply with the exception to the limitation.

      This report is made by Thomas M. Reahard (Chairman), Edward A. White, and Paul D. Quadros who served on our Compensation Committee during fiscal 2005.

Thomas M. Reahard (Chairman)
Edward A. White
Paul D. Quadros
Employment Agreements
      On December 14, 2004, we entered into a new employment agreement with Mr. Shokrgozar, who is employed as our President and Chief Executive Officer. Mr. Shokrgozar’s agreement provides a term ending December 13, 2007, and renews automatically for subsequent two-year terms unless 90 days prior to the renewal date, either the Corporation or Mr. Shokrgozar notifies the other of its intention not to renew. The agreement provides for an annual base salary of $500,000, which may be increased at the discretion of our Compensation Committee, an annual bonus to be determined by our Compensation Committee and participation by Mr. Shokrgozar in fringe benefit programs generally available to our senior executives. In the event of a termination for cause, we are required to pay Mr. Shokrgozar only his unpaid salary and those amounts earned by or accrued for his benefit under our plans to the date of termination. In the event of a termination without cause, or if we elect not to renew the agreement, we are required to pay to Mr. Shokrgozar a lump sum severance payment equal to two times the sum of Mr. Shokrgozar’s highest annual base salary and highest annual bonus/incentive compensation. The agreement also provides in such circumstance for the continuation of his benefits for a period of at least 18 months, provision of executive-level outplacement services and the immediate vesting of his options then exercisable for a period of 18 months after termination. Mr. Shokrgozar’s agreement includes special provisions in the event of a “Change in Control” (as defined in the agreement). Specifically, Mr. Shokrgozar’s employment term would automatically extend for a period of 18 months. During that term, Mr. Shokrgozar could terminate his agreement if his duties were materially changed, his annual compensation was decreased, he was required to relocate or if our successor failed to assume our obligation under the agreement. In the event of such a termination, Mr. Shokrgozar is entitled to a lump sum severance payment equal to three times his highest annual base salary and highest annual bonus/incentive compensation as well as the continuing benefits provided in the event of a termination without cause by us.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      None of the members of our Compensation Committee was an officer or employee of the Corporation at any time during the 2005 fiscal year. During fiscal 2005, no current executive officer of the Corporation served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG WHITE ELECTRONIC DESIGNS CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P AEROSPACE & DEFENSE INDEX
STOCK PRICE PERFORMANCE GRAPH
      The following graph illustrates a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of (i) the Corporation’s Common Stock, (ii) the NASDAQ National Market Index and (iii) the Standard and Poor’s Aerospace & Defense Index from September 30, 2000 through October 1, 2005, which was the last day of our 2005 fiscal year. The Corporation has provided the Standard and Poor’s Aerospace Defense Index as an additional basis for comparison because the Standard and Poor’s Aerospace and Defense Index includes companies that sell products to the aerospace and defense industries, which are the industries where the Corporation makes a majority of its sales.
      The graph assumes that $100 was invested on September 30, 2000 in the Corporation’s Common Stock and in each of the comparison indices, and assumes all dividends paid were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to be forecasts or be indicative of possible future performance of the Corporation’s Common Stock.
* $100 invested on 9/30/00 in stock or index-including reinvestment of dividends.
AUDIT COMMITTEE REPORT
      The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ended October 1, 2005.
      The Audit Committee has reviewed and discussed with the Corporation’s management and PricewaterhouseCoopers LLP the audited financial statements, the audit of the effectiveness of internal control over financial reporting, and the audit of management’s assessment of the effectiveness of internal control over financial reporting, of the Corporation contained in the Corporation’s Annual Report on Form 10-K for the Corporation’s 2005 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61 (Codification of

Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.
      The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from the Corporation.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for its 2005 fiscal year for filing with the SEC.

Jack A. Henry (Chairman)
Thomas J. Toy
Paul D. Quadros
      The report of the Compensation Committee, the Stock Price Performance Graph information and the Audit Committee report do not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates these committee reports or the Stock Price Performance Graph information by reference into a filing under the Acts.
PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP BY MANAGEMENT
      The following table sets forth the beneficial ownership of the Corporation’s Common Stock for (i) each of the Corporation’s current directors; (ii) each of the Corporation’s Named Executive Officers; (iii) each beneficial owner of more than five percent of the Common Stock; and (iv) all current directors and executive officers of the Corporation as a group. All such information reflects beneficial ownership as of January 19, 2006, as known by the Corporation.

	Number of Shares		Percent of
Name and Address of Beneficial Owner (1)	Beneficially Owned(2)		Class(3)

Thomas M. Reahard	108,751	(4)	*
Hamid R. Shokrgozar**	972,500	(5)
Thomas J. Toy**	83,751	(6)	*
Edward A. White**	738,817	(7)
Jack A. Henry	28,502	(8)	*
Paul D. Quadros	25,002	(9)	*
Dante V. Tarantine**	178,500	(10)	*
Roger Derse	60,000	(11)	*
Royce & Associates, Inc.	1,955,700	(12)	7.99
Byram Capital Management LLC	1,303,623	(13)	5.32
Directors and executive officers as a group (8 persons)	2,195,823		8.97

*	Represents less than 1% of the class.

**	Subject to a Rule 10b5-1 Plan.

1)	Unless otherwise noted, the address of each listed shareholder is 3601 East University Drive; Phoenix, Arizona; 85034.

2)	Unless otherwise noted, the Corporation believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock that are beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days after January 19, 2006 upon the exercise of options or other such rights.

3)	Each owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person), which are exercisable within 60 days after January 19, 2006 have been exercised.

4)	Shares beneficially owned by Mr. Reahard include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 22,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 73,751 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

5)	Shares beneficially owned by Mr. Shokrgozar include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 681,500 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan; options to purchase 125,000 shares of Common Stock from an independent grant in fiscal 2000; and options to purchase 150,000 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

6)	Shares beneficially owned by Mr. Toy include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 10,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 73,751 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

7)	Shares beneficially owned by Mr. White include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 14,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Directors; and options to purchase 58,751 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan. Mr. White has advised the Corporation that 666,066 shares of Common Stock beneficially owned by him have been transferred to the Edward A. White Family Limited Partnership, of which Mr. White is the sole general partner and of which he and his wife are the only limited partners.

8)	Shares beneficially owned by Mr. Henry include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 25,002 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

9)	Shares beneficially owned by Mr. Quadros include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 25,002 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

10)	Shares beneficially owned by Mr. Tarantine include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 87,500 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan and options to purchase 90,000 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

11)	Shares beneficially owned by Mr. Derse include the following options that are currently exercisable or that will become exercisable within 60 days after January 19, 2006: options to purchase 60,000 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

12)	Shares beneficially owned by Royce & Associates, Inc. were determined based solely on our review of a Schedule 13G filed February 3, 2005 with the Securities and Exchange Commission. Royce & Associates, Inc. is located at 1414 Avenue of the Americas; New York, NY; 10019.

13)	Shares beneficially owned by Byram Capital Management, L.L.C. were determined based solely on our review of a Schedule 13G filed February 14, 2005 with the Securities and Exchange Commission. Byram Capital Management, L.L.C. is located at 41 West Putnam Avenue; Greenwich, CT; 06830.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      The Corporation was not involved in any transactions with our directors, executive officers or shareholders known to us to beneficially own more than five percent of our outstanding Common Stock requiring disclosure under applicable securities regulations.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and officers, and persons who own more than 10 percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.
      To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation, all officers, directors and beneficial owners of greater than 10 percent of the Corporation’s equity securities made all required filings under Section 16(a) on a timely basis.
OTHER MATTERS
      The Board does not know of any other matters, which are likely to be brought before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the proxy holders will vote the enclosed proxy in accordance with their judgment on such matters.
      A copy of the White Electronic Designs Corporation Annual Report to Shareholders for the fiscal year ended October 1, 2005 accompanies this Proxy Statement. The Annual Report includes the Corporation’s Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the SEC. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation’s reasonable expenses in furnishing such exhibits.
      Shareholders desiring copies of either should address a written request to Mr. Roger A. Derse, Secretary, White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, and are asked to mark “2005 10-K Request” on the outside of the envelope containing the request. Our telephone number is (602) 437-1520.
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
      Proposals of shareholders intended to be included in the proxy materials, including director nominee recommendations, relating to the 2007 annual meeting of shareholders, must be received by the Secretary at White Electronic Designs Corporation’s offices at 3601 East University Drive, Phoenix, Arizona 85034, prior to September 27, 2006, and must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Corporation on or before December 11, 2006. If a proposal is not submitted timely pursuant to Rule 14a-4(c)(1), the proxy holders named in the Corporation’s proxy statement for the 2007 annual meeting of shareholders will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting. The Secretary will forward all director nominee recommendations to the Corporate Governance and Nominating Committee for its review.

By Order of the Board of Directors

ROGER A. DERSE
Secretary
January 24, 2006

APPENDIX A
WHITE ELECTRONIC DESIGNS CORPORATION
2006 DIRECTOR RESTRICTED STOCK PLAN
ARTICLE 1
ESTABLISHMENT, PURPOSE, AND DURATION
      1.1     ESTABLISHMENT OF THE PLAN. White Electronic Designs Corporation hereby establishes the White Electronic Designs Corporation 2006 Director Restricted Stock Plan (the “Plan”) for the benefit of its Nonemployee Directors. The Plan sets forth the terms of grants of Restricted Stock Awards to Nonemployee Directors. All such grants are subject to the terms and provisions set forth in this Plan. The Plan is designed to replace future grants to Nonemployee Directors previously available under the Prior Plan.
      1.2     PURPOSE OF THE PLAN. The purpose of the Plan is to encourage ownership in the Company by Nonemployee Directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as Nonemployee Directors of the Company, and to provide Nonemployee Directors with a further incentive to work for the best interests of the Company and its shareholders.
      1.3     EFFECTIVE DATE. The Plan is effective as of March 24, 2006 (the “Effective Date”).
      1.4      DURATION OF THE PLAN. The Plan will remain in effect until the earliest of the tenth anniversary of the Effective Date or the date the Plan is terminated by the Board of Directors pursuant to Article 8.
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
      2.1     DEFINITIONS. For purposes of the Plan, the following terms will have the meanings set forth below:

(a) “Agreement” means any written agreement, contract, or other instrument or document evidencing a Restricted Stock Award.

(b) “Board” or “Board of Directors” means the Board of Directors of the Company.

(c) “Change of Control” means and includes each of the following:

(1) When the individuals who, at the beginning of any period of two years or less, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors who were directors at the beginning of such period;

(2) A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities;

(3) Any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Company, in which the holders of the shares of Stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

(4) The stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(5) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a “controlled group of corporations” (as defined in Section 1563 of the Code) of which the Company is a member.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e) “Committee” means the committee appointed by the Board to administer the Plan.

(f) “Company” means White Electronic Designs Corporation, or any successor as provided in Section 9.3.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor provision.

(h) “Fair Market Value” means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock will be the closing price of the Stock on the NASDAQ or such other exchange on which the Stock is traded on the relevant date. If the Stock is not traded on the relevant date, the Fair Market Value on the next preceding day shall be used.

(i) “Nonemployee Director” means any individual who is a member of the Board of Directors of the Company and who is not also an employee of the Company or a Subsidiary.

(j) “Participant” means a Nonemployee Director of the Company who has been granted a Restricted Stock Award under the Plan.

(k) “Prior Plan” mean the White Electronic Design 2001 Director Stock Plan.

(l) “Restricted Stock Award” means Stock granted to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

(m) “Stock” means the shares of the Company’s Common Stock.

(n) “Subsidiary” means any entity or association of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company.
      2.2      GENDER AND NUMBER. Except as indicated by the context, any masculine term also includes the feminine, the plural includes the singular, and the singular includes the plural.
      2.3     SEVERABILITY OF PROVISIONS. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board, and the remaining provisions of the Plan or actions by Board will be construed and enforced as if the invalid provision or action had not been included or undertaken.
ARTICLE 3
ADMINISTRATION
      3.1      ADMINISTRATION BY THE COMMITTEE. The Plan will be administered by a committee comprised of members of the Board that are selected by the Board, subject to the restrictions set forth in the Plan.
      3.2      AUTHORITY OF THE COMMITTEE. The Committee has the full power, discretion, and authority to interpret and administer the Plan in a manner that is consistent with the Plan’s provisions.

However, the Committee does not have the power to determine Plan eligibility, or to determine the number, the vesting period, or the timing of Restricted Stock Awards to be made under the Plan to any Nonemployee Director.
      3.3          DECISIONS BINDING. The Committee’s determinations and decisions under the Plan, and all related orders or resolutions of the Committee or the Board will be final, conclusive, and binding on all persons, including the Company, its shareholders, employees, Participants, and their estates and beneficiaries.
ARTICLE 4
SHARES SUBJECT TO THE PLAN
      4.1        NUMBER OF SHARES. Subject to adjustment provided in Section 4.3, the aggregate number of shares of Stock reserved and available for grant pursuant to the Plan shall be 100,000, plus (i) the number of shares of Stock available for grant pursuant to the Prior Plan as of the Effective Date, and (ii) the number of shares of Stock that were previously granted pursuant to the Prior Plan and that either terminate, expire, or lapse for any reason after the Effective Date. The shares issued under the Plan may be authorized and unissued Stock, treasury stock or Stock reacquired by the Company, including shares purchased on the open market.
      4.2     LAPSED AWARDS. If any Restricted Stock Award granted under the Plan terminates, expires, or lapses for any reason, any shares subject to such Award again will be available for grant under the Plan.
      4.3      ADJUSTMENTS IN AUTHORIZED SHARES. In the event a stock split or stock dividend is declared upon the Stock (a) the shares of Stock available for grant under the Plan, will be adjusted proportionately, and (b) the shares of Stock subject to each Restricted Stock Award granted under Article 6 will be adjusted proportionately. In the event the Stock is changed into or exchanged for a different number or class of shares of Stock or of shares of another corporation, whether through reorganization, recapitalization, stock split-up or combination of shares (a) there will be substituted for each such share of Stock available for grant under the Plan, the number and class of shares of Stock into which each outstanding share of Stock is changed into or exchanged, and (b) there will be substituted for each such share of Stock then subject to each outstanding Restricted Stock Award the number and class of shares of Stock into which each outstanding share of Stock is changed into or exchanged.
ARTICLE 5
ELIGIBILITY AND PARTICIPATION
      5.1     ELIGIBILITY. Eligibility to participate in the Plan is limited to Nonemployee Directors.
      5.2          ACTUAL PARTICIPATION. All eligible Nonemployee Directors will receive Restricted Stock Award grants pursuant to Article 6.
ARTICLE 6
GRANTS OF RESTRICTED STOCK
      6.1     AUTOMATIC RESTRICTED STOCK AWARDS.

(a) INITIAL RESTRICTED STOCK AWARDS. Each individual who, on or after the Effective Date, first becomes a Nonemployee Director, shall receive a Restricted Stock Award for 15,000 shares of Stock.

(b) ANNUAL RESTRICTED STOCK AWARDS. Beginning on the day of the Company’s shareholder meeting in 2006 and for such day in each subsequent year thereafter until 2015, each individual who is a Nonemployee Director on such relevant day, shall receive a Restricted Stock Award for 7,500 shares of Stock.

      6.2       TERMS AND CONDITIONS OF AUTOMATIC RESTRICTED STOCK AWARDS.

(a) ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions shall lapse as set forth in Section 6.2(b).

(b) LAPSE OF RESTRICTIONS. The restrictions on the Restricted Stock Awards granted under Section 6.1 shall lapse over a three-year period, with the restrictions on one-third of the shares of Stock subject to the Restricted Stock Award lapsing after the first anniversary of the date of grant and the remaining two-thirds of the shares subject to the Restricted Stock Award lapsing monthly on a pro rata basis over the remaining two-year period.

(c) CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock Awards granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to the Restricted Stock Award are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

(d) TERMINATION OF SERVICE. Upon a Nonemployee Director’s termination of service with the Company, the number of shares subject to any Restricted Stock Award granted under Section 6.1, the restrictions on which have not lapsed in accordance with Section 6.2(b) above, shall expire and shall be returned to the Company without any consideration.
      6.3           PROVISIONS APPLICABLE TO RESTRICTED STOCKS AWARDS.

(a) EVIDENCE OF GRANT. All Restricted Stock Awards will be evidenced by a written Agreement between the Company and the Participant that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

(b) NO SHAREHOLDERS RIGHTS. Unless otherwise provided in the Agreement, the Participant does not have any of the rights of a shareholder of the Company until the restrictions on the shares of Stock subject to the Restricted Stock Award have lapsed in accordance with Section 6.2(b) above.

(c) LIMITATIONS ON THE TRANSFERABILITY OF RESTRICTED STOCKS AWARDS. Except as otherwise provided herein, no Restricted Stock Award granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will, the laws of descent and distribution, or under any other circumstances allowed by the Committee. A Nonemployee Director shall be permitted to transfer, or otherwise make a disposition of, Restricted Stock Award granted under the Plan to a trust, corporation, or other entity controlled by the Nonemployee Director or members of such Director’s immediate family.
ARTICLE 7
CHANGE OF CONTROL
      Upon a Change of Control, the Board in its discretion, may provide that all restrictions on outstanding shares of Stock subject to a Restricted Stock Award shall lapse.
ARTICLE 8
AMENDMENT, MODIFICATION, AND TERMINATION
      8.1         AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that to the extent necessary and desirable, to comply with any applicable law, regulation, or stock exchange rule, the Company will obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.
      8.2      AWARDS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment, or modification of the Plan will in any manner adversely affect any Restricted Stock Award previously granted under the Plan without the written consent of the Participant holding the Restricted Stock Award.
ARTICLE 9
MISCELLANEOUS
      9.1     INDEMNIFICATION. Each individual who is or was a member of the Board or the Committee will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to assume and defend the same before he or she undertakes to defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      9.2       BENEFICIARY DESIGNATION. Each Participant under the Plan may name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, will be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate.
      9.3     SUCCESSORS. All obligations of the Company under the Plan, with respect to Restricted Stock Awards granted hereunder, will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
      9.4        REQUIREMENTS OF LAW. The granting of Restricted Stock Awards, the issuance of any Stock thereunder, and the amendment or termination of the Plan will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
      9.5      FRACTIONAL SHARES. No fractional shares of stock will be issued and the Board will determine, in its discretion, whether cash will be given in lieu of fractional shares or whether such fractional shares will be eliminated by rounding up or down, as the case may be.
      9.6      NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to serve as a Nonemployee Director of the Company, nor will it affect the right of the Company and its shareholders to terminate the services of any Participant as a Nonemployee Director as provided in the Company’s Bylaws or otherwise.
      9.7     EXPENSES. The expenses of administering the Plan will be borne by the Company.
      9.8      GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, will be construed in accordance with and governed by the laws of the State of Arizona.

ANNUAL MEETING OF SHAREHOLDERS OF

WHITE ELECTRONIC DESIGNS CORPORATION

March 24, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.
ALL SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AND PROPOSALS UNLESS OTHERWISE INDICATED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect six directors of the Corporation.

NOMINEES:
☐	FOR ALL NOMINEES	m m	Jack A. Henry Paul D. Quadros
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Thomas M. Reahard Thomas J. Toy
☐	FOR ALL EXCEPT (See instructions below)	m m	Edward A. White Hamid R. Shokrgozar

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Corporation and its subsidiaries for the fiscal year ending September 30, 2006	☐	☐	☐

3.	To approve the 2006 Director Restricted Stock Plan.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WHITE ELECTRONIC DESIGNS CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 24, 2006
     The undersigned hereby names, constitutes and appoints HAMID R. SHOKRGOZAR AND ROGER A. DERSE, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of White Electronic Designs Corporation held of record by the undersigned as of the close of business on January 19, 2006 on behalf of the undersigned at the Annual Meeting of Shareholders to be held at 3601 East University Drive, Phoenix, Arizona 85034, on March 24, 2006 at 11:00 a.m. Mountain Standard time. This proxy shall also be valid for any adjournments thereof. This proxy authorizes Mr. Shokrgozar and Mr. Derse, and each of them, to vote on the matters set forth on the reverse side and more fully described in the accompanying Proxy Statement. This proxy hereby revokes any proxy previously given by the undersigned as to these matters.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

WHITE ELECTRONIC DESIGNS CORPORATION

March 24, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.
ALL SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AND PROPOSALS UNLESS OTHERWISE INDICATED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect six directors of the Corporation.

NOMINEES:
☐	FOR ALL NOMINEES	m m	Jack A. Henry Paul D. Quadros
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Thomas M. Reahard Thomas J. Toy
☐	FOR ALL EXCEPT (See instructions below)	m m	Edward A. White Hamid R. Shokrgozar

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Corporation and its subsidiaries for the fiscal year ending September 30, 2006	☐	☐	☐

3.	To approve the 2006 Director Restricted Stock Plan.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING VIA TELEPHONE OR THE INTERNET.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.